Fees Summary	Dec. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 661,250,016
Previously Paid Amount	0
Total Fee Amount	101,237.38
Total Offset Amount	0
Net Fee	$ 101,237.38